EXHIBIT 3(ii)


                                     BY-LAWS
                                       of
                             WATKINS-JOHNSON COMPANY


                           (A California Corporation)
                  As Amended and Restated on December 10, 1998
                         -------------------------------


                                    Article I
                                     OFFICES



         Section 1.1. Principal Office. The principal office for the transaction of the business of the corporation is hereby fixed and located at 3333 Hillview Avenue, Palo Alto, County of Santa Clara, State of California. The Board of
Directors is hereby granted full power and authority to change said principal office from one location to another in said county.

         Section 1.2. Other Offices. One or more branch or other subordinate offices may at any time be fixed and located by the Board of Directors at such place or places within or without the State of California as it deems appropriate.


                                   Article II
                                    DIRECTORS

         Section 2.1. Exercise of Corporate Powers. Except as otherwise provided by these By-Laws, by the Articles of Incorporation of the corporation or by the laws of the State of California now or hereafter in force, all corporate powers of the corporation shall be vested in and exercised by or under the authority of and the business and affairs of the corporation shall be controlled by, the Board of Directors.

         Section 2.2. Number. The number of the corporation's directors shall be the number thereof stated in the Articles of Incorporation of the corporation until changed by (a) an amendment of the Articles of Incorporation, or (b) an amendment of this Section 2.2 adopted by the shareholders of the corporation entitled to exercise four-fifths of the voting power of the corporation.

         Section 2.3. Qualification of Directors.

                  (a) The directors of the corporation shall be shareowners of the corporation.

                  (b) No person shall be a member of the Board of Directors of the corporation who is a director, officer, employee, agent, nominee, attorney or owner or director, officer, employee, agent, nominee or attorney of the owner of 5% or more of the stock, common or preferred, of any corporation or subsidiary or affiliate thereof, which directly competes with this corporation.

                  (c) No person shall be a member of the Board of Directors of the corporation who has, as a result of employment or otherwise, any conflict of interests which would prevent him from acting in the best interests of the corporation. In the event the qualifications of the nominee for election as a director are challenged pursuant to this section, the results of election shall not become final and the prior Board of Directors shall continue to serve until the existence of a conflict of interests has been submitted to counsel for the corporation. Unless such

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counsel advises the corporation  that such a conflict of interests exists within thirty (30) days after such challenge, such nominee shall not be disqualified by virtue of a challenge pursuant to this section.

                  (d) No person shall be a member of the Board of Directors of the corporation who has, or is the nominee of anyone who has, any contract, arrangement or understanding with any other corporation, company, partnership, venture, or other business entity (other than the corporation or one of its subsidiaries), or subsidiary or affiliate thereof, or with any officer, director, employee, agent, nominee, owner of 5% or more of the stock, common or preferred, attorney or other representative thereof, that he will reveal or in any way utilize information obtained as a director of the corporation, or that he will, directly or indirectly, attempt to effect or encourage any action of the corporation.

                  (e) No person shall be a member of the Board of Directors of this corporation who is: (a) a foreign citizen, or (b) an employee or officer or nominee of a foreign corporation other than a controlled foreign subsidiary of a United States corporation, or (c) a director, partner, agent or attorney of any foreign person or organization as to which a reasonable basis exists for the conclusion that compromise of classified information might result from the service of such person as a director of this corporation. The purpose of this prohibition is to protect the corporation from possible loss of substantial portions of its business should it lose its U.S. Government-granted facility security clearances pursuant to the provisions of the Executive Directorate, Industrial Security, Defense Logistics Agency, Department of Defense Industrial Security Letter No. 77L-4.

                  (f) No person who reasonably can be expected to be unable to obtain a security clearance to at least the level of SECRET from the United States Department of Defense, or who within twelve (12) months after application therefor fails to obtain such clearance, shall be qualified to serve as a director of this corporation. Determination of the probability of obtaining such clearance and therefore of the eligibility in this respect of a candidate for director shall be made by the Board of Directors of this corporation. Failure to obtain such clearance as above set forth shall be cause for removal of such person as a director by vote of the remaining directors.

                  (g) Any nominee for election to the Board of Directors of the corporation who is not an incumbent director shall be present in person at the meeting of shareholders at which such election is to be held, in order that he may be examined by the shareholders of the corporation with respect to his qualifications to serve as a director of the corporation.

                  (h) No person who is controlled by (as that term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities and Exchange Act of 1934 as in effect on March 31, 1970) any person precluded from being a director by virtue of Sections (a) through (f) of this Article II,
Section 2.3, shall be a member of the Board of Directors of the corporation.

                  (i) The restrictions set forth in this Article II, Section 2.3, shall not be waived except pursuant to the affirmative vote or written consent of shareowners holding 80% of the outstanding shares of the corporation.

         Section 2.4. Compensation. Directors who are not also employees shall receive for their services as directors, a fixed annual fee and a fixed fee for each Board meeting attended and for each committee meeting attended. Such
Directors shall also receive actual travel expenses incurred coming from and returning to their principal places of business or residence. Further, such Directors shall be eligible for such benefits as the Board shall from time to time determine. The amount of all fees and benefits shall be determined by the Board of Directors pursuant to a resolution duly adopted. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         Section 2.5. Election and Term of Office. Except as otherwise provided by the Articles of Incorporation of this corporation, the directors shall be elected annually by the shareholders entitled to vote at the annual meeting of said shareholders; provided, that if for any reason, said annual meeting or an adjournment thereof is not held or the directors are not elected thereat, then the directors may be elected at any special meeting of the shareholders called and held for that purpose. The term of office of the directors shall begin immediately after their election and, except

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as otherwise  provided by said Articles of  Incorporation,  shall continue until the next annual meeting of the shareholders and until their respective successors are elected.

         Section 2.6. Vacancies. A vacancy or vacancies in the Board of Directors shall exist in case of the death, resignation or removal of any director, or if the authorized number of directors is increased, or if the shareholders entitled to vote fail, at any annual or special meeting of shareholders at which any director is elected, to elect the full authorized number of directors to be voted for at that meeting. The Board of Directors may declare vacant the office of a director if he is declared of unsound mind by an order of court, or finally convicted of a felony or if, within 60 days after notice of his election, he does not accept the office either in writing or by attending a meeting of the Board of Directors. Vacancies may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. The shareholders entitled to vote may elect a director at any time to fill any vacancy not filled by the directors or to supersede a director elected by the directors. If the Board of Directors accepts the resignation of a director tendered to take effect at a future time, the Board of Directors or the shareholders entitled to vote may elect a successor to take office when the resignation becomes effective. A reduction of the authorized number of directors shall not remove any director prior to the expiration of his term of office.

         Section 2.7. Removal. The entire Board of Directors or any individual director may be removed from office by a vote of shareholders holding a majority of the outstanding shares entitled to vote at an election of directors; provided that, unless the entire Board of Directors is removed, an individual director shall not be removed if the number of shares voted against the resolution for his removal exceeds the quotient arrived at when the total number of outstanding shares entitled to vote is divided by one plus the authorized number of directors. If any or all directors are so removed, new directors may be elected at the same meeting.

         Section 2.8. Power and Duties. Without limiting the generality or extent of the general corporate powers provided by Section 2.1 of these By-Laws to be exercised by the Board of Directors, but subject to the provisions of
Section 10.6 hereof, it is hereby provided that the Board of Directors shall have full power with respect to the following matters:

                  (a) To purchase, lease, and acquire any and all kinds of property, real, personal or mixed, and at its discretion to pay therefor in money, in property and/or in stocks, bonds, debentures or other securities of the corporation, provided however, that:

                           (1) The  Board of  Directors  shall  have no power to
purchase or agree to purchase shares of any class of issued Company stock at a price in excess of the market value of such shares from any person or entity holding more than 3% of the shares of the class to be purchased, and who has held such shares for less than two years, without the approval (by vote or written consent) of the holders of at least four-fifths (4/5) of the class of shares to be purchased.

                           (2) The term  "market  price" shall be defined as the
closing price of the shares on the New York Stock Exchange on the date prior to the date of the proposed purchase plus or minus ten percent (10%), or if the class of shares is unlisted, the price of the most recent sale of the shares plus or minus ten percent (10%).

                  (b) To enter into any and all contracts and agreements which in its judgment may be beneficial to the interest and purposes of the corporation.

                  (c) To fix and determine and to vary from time to time the amount or amounts to be set aside or retained as surplus, reserve funds, or as working capital of the corporation or for maintenance, repairs, replacements or enlargements of its properties.

                  (d) To declare and pay dividends in cash, shares and/or property out of any funds of the corporation at the time legally available for the declaration and payment of dividends on its shares.

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                  (e) To adopt such rules and regulations for the conduct of its meetings and the management of the affairs of the corporation as it may deem proper.

                  (f) To prescribe the manner in which and the person or persons by whom any or all of the checks, drafts, notes, bills of exchange, contracts and other corporate instruments shall be executed.

                  (g) To accept resignations of directors; to declare vacant the office of a director as provided in Section 2.6 hereof; and, in case of any vacancy from any cause whatsoever in the office of directors, to fill the same as provided in Section 2.6 hereof.

                  (h) To create offices in addition to those for which provision is made by law or by these By-Laws; to elect and remove at pleasure all officers of the corporation, fix their terms of office, prescribe their powers and duties, limit their authority and fix their salaries in a way it may deem advisable which is not contrary to law or these By-Laws; and, if it sees fit, to require from the officers or any of them security for faithful service.

                  (i) To designate some person to perform the duties and exercise the powers of any officer of the corporation during the temporary absence or disability of such officer.

                  (j) To appoint or employ and to remove at pleasure such agents end employees as it may see fit, to prescribe their titles, powers and duties, limit their authority, and fix their salaries in any way it may deem advisable which is not contrary to law or these By-Laws; and, if it sees fit, to require from them or any of them security for faithful performance.

                  (k) To fix a time in the future which shall not be more than thirty (30) days prior to the date of the meeting or event for the purposes of which it is fixed, as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting, or entitled to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion or exchange of shares; and in such case only shareholders of record on the date so fixed shall be entitled to notice of and to vote at the meeting or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after any record date fixed as aforesaid. The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of such period.
                  (l) To change the principal office for the transaction of the business of the corporation from one location to another within the same county as provided in Section 1.1 hereof; to fix and locate from time to time one or more branch or other subordinate offices of the corporation within or without the State of California as provided in Section 1.2 hereof; to designate any place within or without the State of California for the holding of any meeting or meetings of the Board of Directors as provided in Section 10.1 hereof; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates for shares and to alter the form of such seal and of such certificates from time to time as in its judgment it may deem best, provided such seal and such certificates shall at all time comply with the provisions of law.

                  (m) To authorize the issue of shares of stock of the corporation in accordance with the laws of the State of California and the Articles of Incorporation of the corporation.

                  (n) Subject to the limitations provided in Section 14.2 hereof, to adopt, amend or repeal from time to time and at any time these By-Laws and any and all amendments of the same.

                  (o) To borrow money, and incur indebtedness of the corporation, including the power and authority to borrow money from any of the shareholders, directors or officers of the corporation, and to cause to be executed and delivered therefor in the corporate name promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor, and the note or other obligation given for any indebtedness of the corporation, signed officially by any officer or officers thereunto duly authorized by the Board of Directors shall be binding on the corporation.

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                  (p) Generally to do and perform  every act and thing  whatever that pertain to the office of a director or to a Board of Directors.


                                   Article III
                                    OFFICERS

         Section 3.1. Election and Qualifications. The officers of this corporation shall consist of a President, one or more Vice Presidents, a Secretary, a Controller, and a Treasurer who shall be chosen by the Board of Directors and such other officers, including a Chairman of the Board of Directors, as the Board of Directors shall deem expedient, who shall be chosen in such manner and hold their offices for such terms as the Board of Directors may prescribe. Any two or more of such offices except of those of President and Secretary may be held by the same person. Any Vice President, Assistant Treasurer, or Assistant Secretary, respectively, may exercise any of the powers of the President, the Treasurer, or the Secretary, respectively, as directed by the Board of Directors and shall perform such other duties as are imposed upon him by the By-Laws or the Board of Directors.

         Section 3.2. Term of Office and Compensation. The term of office and salary of each of said officers and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by said Board from time to time at its pleasure.

         Section 3.3. Removal and Vacancies. Any officer of the corporation may be removed at the pleasure of the Board of Directors at any meeting or by vote of shareholders entitled to exercise the majority of voting power of the corporation at any meeting. If any vacancy occurs in any office of the corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until his successor is duly chosen and qualified.


                                   Article IV
                              CHAIRMAN OF THE BOARD

         Section 4.1. Powers and Duties

                  (a) The Chairman of the Board of Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors and, when designated as the chief executive officer of the corporation by the Board of Directors, shall have the powers and duties set forth herein in Article V,
Section 5.1 (a), (b), and (c) and in the absence of the President, the powers and duties as set forth in Section 5.1 (d), and shall have such other powers and shall be subject to such duties as the Board of Directors may from time to time prescribe.

                  (b) The Vice Chairman of the Board of Directors, if there be one, shall, in the absence of the Chairman, have the power to preside at all meetings of the Board of Directors and, when designated as the chief executive officer of the corporation by the Board of Directors, shall have the powers and duties set forth herein in Article V, Section 5.1 (a), (b), and (c), and in the absence of the Chairman and the President, the powers and duties, as set forth in Section 5.1 (d), and shall have such other powers, and shall be subject to such other duties as the Board of Directors may from time to time prescribe.


                                    Article V
                                    PRESIDENT

         Section 5.1. Powers and Duties. The powers and duties of the President are:

                  (a) To act as the chief executive officer of the corporation when so designated by the Board of Directors and, as such, and subject to the control of the Board of Directors, to have general supervision, direction and control of the business affairs of the corporation.

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                  (b) To preside at all meetings of the  shareholders and at all meetings of the Board of Directors in the absence of the Chairman and the Vice Chairman of the Board.

                  (c) To call meetings of the shareholders and also the Board of Directors, as duly designated chief executive officer of the corporation, to be held at such time and, subject to the limitations prescribed by law or by these By-Laws, at such places as he shall deem proper.

                  (d) To affix the signature of the corporation to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chairman of the Board or the Vice Chairman in his absence, or the President in the absence of both should be executed on behalf of the corporation, to sign certificates for shares of stock of the corporation and, subject to the direction of the Board of Directors, to have general charge of the property of the corporation and to supervise and control all officers, agents and employees of the corporation.

         Section 5.2. President pro tem. If neither the Chairman of the Board, the Vice Chairman of the Board, the President nor any Vice President is present at any meeting of the Board of Directors, a President pro tem may be chosen to preside and act at such a meeting. If neither the President nor any Vice President is present at any meeting of the shareholders, a President pro tem may be chosen to preside at such meeting.


                                   Article VI
                                 VICE PRESIDENT

         Section 6.1. Powers and Duties. In case of the absence, disability or death of the President, the Vice President, or one of the Vice Presidents, shall exercise all his powers and perform all his duties. If there is more than one Vice President, the order in which the Vice Presidents shall succeed to the powers and duties of the President shall be fixed by the Board of Directors. The Vice President or Vice Presidents shall have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.


                                   Article VII
                                    SECRETARY

         Section 7.1. Powers and Duties. The powers and duties of the Secretary are:

                  (a) To keep a book of minutes at the principal office of the corporation, or such other place as the Board of Directors may order, of all meetings of its directors and shareholders with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

                  (b) To keep the seal of the corporation and to affix the same to all instruments which may require it.

                  (c) To keep or cause to be kept at the principal office of the corporation, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certificate surrendered for cancellation.

                  (d) To keep a supply of certificates for shares of the corporation, to fill in all certificates issued, and to make a proper record of each such issuance; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents.

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                  (e) To transfer  upon the share books of the  corporation  any and all shares of the corporation; provided, that so long as the corporation shall have one or more duly appointed and acting transfer agents of the shares, or any class or series of shares, of the corporation, such duties with respect to such shares shall be performed by such transfer agent or transfer agents, and the method of transfer of each certificate shall be subject to the reasonable regulations of the transfer agent to which the certificate is presented for transfer, and also, if the corporation then has one or more duly appointed and acting registrars, to the reasonable regulations of the registrar to which the new certificate is presented for registration; and provided, further, that no certificate for shares of stock shall be issued or delivered or, if issued or delivered, shall have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 11.4 hereof.

                  (f) To make service and publication of all notices that may be necessary or proper, and without command or direction from anyone. In case of the absence, disability, refusal or neglect of the Secretary to make service or publication of any notices, then such notices may be served and/or published by the President or a Vice President, or by any person thereunto authorized by either of them or by the Board of Directors or by the holders of a majority of the outstanding shares of the corporation.

                  (g) Generally to do and perform all such duties as pertain to his office and as may be required by the Board of Directors.


                                  Article VIII
                                    TREASURER

         Section 8.1. Powers and Duties. The powers and duties of the Treasurer are:

                  (a) To have the custody of all funds, securities, evidences of indebtedness and other valuable documents of the corporation and, at his discretion, to cause any or all thereof to be deposited for the account of the corporation with such depository as may be designated from time to time by the Board of Directors.

                  (b) To receive or cause to be received, and to give or cause to be given, receipts and acquittances for moneys paid in for the account of corporation.

                  (c) To disburse, or cause to be disbursed, all funds of the corporation as may be directed by the Board of Directors, taking proper vouchers for such disbursements.

                  (d) To render to the President and to the Board of Directors, whenever they may require, accounts of all transactions as Treasurer and of the financial condition of the corporation.

                  (e) Generally to do and perform all such duties as pertain to his office and as may be required by the Board of Directors.


                                 Article VIII-A
                                   CONTROLLER

         Section 8-A.1. Powers and Duties. The powers and duties of the Controller are:

                  (a) To supervise and control the keeping and maintaining of adequate and correct accounts of the corporation's properties and business transactions, gains, losses, capital surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

                  (b)      To assist in establishing budgets.

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                  (c) To cause  the  preparation  of  financial  statements  for shareowners, governmental agencies and corporate purposes.

                  (d) To direct the internal audits for the corporation.

                  (e) To provide for insurance coverage for the corporation.

                  (f) To do and perform such other duties pertaining to said office as may be required by the Board of Directors.


                                   Article IX
                            MEETINGS OF SHAREHOLDERS

         Section 9.1. Place of Meetings. Meetings (whether regular, special or adjourned) of the shareholders of the corporation shall be held at the principal office for the transaction of business as specified in Section 1.1 hereof, which is hereby designated as an office for such purpose in accordance with the laws of the State of California, or at any place within or without the State which may be designated by the Board of Directors.

         Section 9.2. Annual Meetings. The annual meeting of the shareholders, shall be held at such place, on such date and at such time as the Board of Directors shall each year determine. Such annual meeting shall be held for the purpose of the election of directors, for the making of reports of the affairs of the corporation and for the transaction of such other business as may properly come before the meeting.

         Section 9.3. Special Meetings. Special meeting of the shareholders for any purpose or purposes whatsoever, may be called at any time by the Chairman, the Vice Chairman, or the President or by the Board of Directors, or by one or more shareholders holding not less than 50% plus 1 share of the voting power of the corporation. Upon request in writing by registered mail to the Chairman, Vice Chairman, or Secretary, or delivered to any such officer in person, by any persons entitled to call a meeting of shareholders, or by any persons entitled under the provisions of the Articles of Incorporation of the corporation to request a meeting of shareholders, it shall be the duty of such officer forthwith to cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time fixed by such officer not less than 10 or more than 60 days after the receipt of such request, subject, however, to the provisions of the Articles of Incorporation.

         Section 9.4. Notice of Meetings. Notice of any meeting of shareholders shall be given in writing to shareholders entitled to vote by the Secretary or an Assistant Secretary, or other person charged with that duty, or if there be no such officer or person, or in case of his neglect or refusal, by any director or shareholder. A notice may be given by the corporation to any shareholder, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given him if sent by mail or other means of written communication addressed to the place where the principal office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said office is located. Any notice shall be deemed to have been given when deposited in the United States mail, postage prepaid, and addressed as hereinbefore provided. Notice of any meeting of shareholders shall be sent to each shareholder entitled thereto not less than seven days before such meeting. Notice of any meeting of shareholders shall specify the place, the day, and the hour of the meeting, and the general nature of the business to be transacted.

         Section 9.5. Consent to Shareholders' Meetings.

                  (a) The transactions of any meeting of shareholders, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Any action which may be taken at a meeting of the shareholders, except approval of an agreement for merger or consolidation of the corporation with any other corporation, may be taken without a meeting if authorized by a writing signed by all of the shareholders who would be entitled to vote upon such action at a meeting and filed with the Secretary of the corporation.

                  (b) Notwithstanding any other provision of these By-Laws, in order that the corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of California, its principal place of business, or any officer or agent of the corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

         Section 9.6. Quorum. Subject to the provisions of the Articles of Incorporation of the corporation and these By-Laws, the presence in person or by proxy of the persons entitled to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. Shares shall not be counted to make up a quorum for a meeting if voting of them at the meeting has been enjoined or for any reason they cannot be lawfully voted at the meeting. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         Section 9.7. Adjourned Meetings. Any shareholders' meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of shares, the holders of which are either present in person or represented by proxy thereat, but, except as provided in Section 9.6 hereof, in the absence of a quorum no other business may be transacted at such meeting. When a meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original special meeting. Save as aforesaid, it shall be given as in the case of an original special meeting. Save as aforesaid, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat other than by announcement at the meeting at which such adjournment is taken.

         Section 9.8. Voting Rights. Only persons in whose names shares entitled to vote stand on the stock records of the corporation on the day three days prior to any meeting of shareholders, or, if some other day be fixed for the determination of shareholders of record, then on such other day, shall be entitled to vote at such meeting. Each such person shall be entitled to one vote for each share.

         Section 9.9. Written Consents. When written consents are given with respect to any shares, they shall be given by and accepted from the persons in whose names such shares stand on the books of the corporation at the time such respective consents are given, or their proxies. Any shareholder giving a written consent, or his proxy, or his transferee or personal representative, or their respective proxies, may revoke the same prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter.

         Section 9.10. Elections for Directors. Every shareholder entitled to vote at any election for directors of the corporation may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his votes on the same principle among as many candidates as he thinks fit. The candidates receiving the highest number of votes up to the number of directors to be elected shall be and be declared elected. Elections for directors need not be by ballot except upon demand made by a shareholder at the election and before the voting begins.

         Section 9.11. Proxies. Every person entitled to vote or execute consents shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the Secretary of the corporation; provided, that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it specified therein the length of time for which such proxy is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.

         Section 9.12. Shareholder Nominations and Proposals at Annual Meetings. Notwithstanding any other provision of these By-Laws, the following requirements shall apply with respect to nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the shareholders at annual meetings:

                  (a) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the shareholders may be made at an annual meeting of shareholders (i) pursuant to the corporation's notice with respect to such meeting, (ii) by or at the direction of the Board of Directors or (iii) by any shareholder of record of the corporation who was a shareholder of record at the time of the giving of the notice provided for in the following paragraph (b), who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 9.12.

                  (b) For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (iii) of the foregoing paragraph (a), (i) the shareholder must have given timely notice thereof in writing to the Secretary of the corporation, (ii) such notice must contain the information required by paragraph (d) below, (iii) such business must be a proper matter for shareholder action under the California Corporations Code and the corporation's Articles of Incorporation and these By-Laws, (iv) if the shareholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the corporation with a Solicitation Notice, as that term is defined in clause (ii)(C) of paragraph (d), below, such shareholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the corporation's voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the corporation's voting shares reasonably believed by such shareholder or beneficial holder to be sufficient to elect the nominee or nominees proposed to be nominated by such shareholder, and must, in either case, have included in such materials the Solicitation Notice and (v) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section 9.12, the shareholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section 9.12.

                  (c) To be timely under clause (i) of paragraph (b) above, a shareholder's notice shall be delivered to the Secretary at the principal executive offices of the corporation not less than 45 or more than 75 days prior to the first anniversary (the "Anniversary") of the date on which the corporation first mailed its proxy materials for the preceding year's annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

                  (d) Such shareholder's notice shall set forth (i) as to business, other than nominations for the election or reelection of directors, that the shareholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such shareholder, as they appear on the corporation's books, and of such beneficial owner, (B) the class and number of shares of the corporation that are owned beneficially and of record by such shareholder and such beneficial owner, and (C) whether either such shareholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the corporation's voting shares to elect such nominee or nominees (an affirmative statement of such intent being a "Solicitation Notice" for the purposes of this Section 9.12), and (iii) as to each person whom the shareholder proposes to nominate for election as a director who is not an incumbent director and as to each person, acting alone or in conjunction with one or more other persons, who makes such nominations, or organizes, directs or finances such nomination or solicits proxies to vote for the nominee:

                           (1) the name, age,  residence  address,  and business
address of such proposed nominee and of such person;

                           (2) the principal occupation or employment, the name,
type of business and address of the corporation or other organization in which such employment is carried on of such proposed nominee and of each such person;

                           (3)  if  the  proposed  nominee  is  an  attorney,  a
statement as to whether or not either he or any attorney or firm with whom he has an office relationship as partner, associate, employee, or otherwise, is an attorney for any corporation, affiliate or subsidiary thereof, engaged in business in California;

                           (4) a  statement  as to such  proposed  nominee and a
statement as to each such person stating whether the nominee or person concerned has been a participant in any proxy contest within the past ten years, and if so, the principals involved, the subject matter of the contest, the outcome thereof, and the relationship of the nominee to the principals;

                           (5) the  amount  of  stock in the  corporation  owned
beneficially, directly or indirectly, by such proposed nominee or by members of his family residing with him and the names of the registered owners thereof;

                           (6) the amount of stock of the  corporation  owned of
record but not beneficially by such proposed nominee or by members of his family residing with him and the names of the beneficial owners thereof;

                           (7) if any  shares  specified  in  clause  (5) or (6)
above were acquired in the last two years, a statement of the dates of acquisition and amounts acquired on each date;

                           (8) a statement  showing the extent of any borrowings
to purchase shares of the corporation specified in clauses (5) or (6) above acquired within the preceding two years, and if funds were borrowed otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, the material provisions of such borrowings and the names of the lenders;

                           (9)  the  details  of any  contract,  arrangement  or
understanding relating to the securities of the corporation to which such proposed nominee or to which each such person is a party, such as joint venture or option arrangements as to the division of losses or profits or with respect to the giving or withholding of proxies, and the name or names of the persons with whom such contracts, arrangements or understandings exist;

                           (10)   a   description   of   any    arrangement   or
understanding of such proposed nominee and each such person with any person regarding future employment or with respect to any future transaction to which the corporation will or may be a party;

                           (11) a statement  as to such  proposed  nominee and a
statement as to each such person as to whether or not the nominee or person concerned will bear any part of the expense incurred in any proxy solicitation, and if so, the amount thereof;

                           (12) a statement  as to such  proposed  nominee and a
statement as to each such person describing any conviction for a felony that occurred during the preceding ten years involving the unlawful possession, conversion or appropriation of money or other property, or the payment or nonpayment of taxes; and

                           (13)any other  information  relating to such proposed
nominee or each such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such nominee's written consent to serve as a director if elected.

                  (e) Notwithstanding anything to the contrary set forth in paragraph (c) of this Section 9.12, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the corporation at least 55 days prior to the Anniversary, a shareholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

                   (f) Only persons nominated in accordance with the procedures set forth in this Section 9.12 shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 9.12. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these By-Laws and, if any proposed nomination or business is not in compliance with these By-Laws, to declare that such defective proposed business or nomination shall not be presented for shareholder action at the meeting and shall be disregarded.

                  (g) Notwithstanding the foregoing provisions of this Section 9.12, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 9.12. Nothing in this Section 9.12 shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

                                    Article X
                              MEETINGS OF DIRECTORS

         Section 10.1. Place of Meetings. Meetings (whether regular, special or adjourned) of the Board of Directors of this corporation shall be held at the principal office of the corporation for the transaction of business, as specified in Section 1.1 hereof, which is hereby designated as an office for such purpose in accordance with the laws of the State of California, or at any other place within or without the State which has been designated from time to time by resolution of the Board or by written consent of all members of the Board. Any meeting shall be valid wherever held, if held upon the written consent of all members of the Board of Directors given either before or after the meeting and filed with the Secretary of the corporation.

         Section 10.2. Regular Meetings. Regular meetings of the Board of Directors, of which no notice need be given except as required by the laws of the State of California, shall be held after the adjournment of each annual meeting of the shareholders (which meeting shall be designated as the Regular Annual Meeting) and at such other times as may be designated from time to time by resolution of the Board of Directors. Such regular meetings shall be held at the principal office of the corporation for the transaction of business as specified in Section 1.1 hereof, unless notice of the place thereof be given in the same manner as for special meetings.

         Section 10.3. Special Meetings. Special meetings of the Board of Directors may be called at any time by the Chairman, the Vice Chairman, or the President or by a majority of the directors.

         Section 10.4. Notice of Special Meetings. Except in the case of regular meetings, notice of which has been dispensed with, written notice of the time and place of the meetings of the Board of Directors shall be delivered personally to each director, or sent to each director by mail or by other form of written communication, at least twenty-four (24) hours before the meeting. If the address of a director is not shown on the records and is not readily ascertainable, notice shall be addressed to him at the city or place in which the meetings of the directors are regularly held. Notice of the time and place of holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

         Section 10.5. Waiver of Notice and Consent. Subject to the provisions of Section 10.6 hereof, the transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum is present, and if either before or after the meeting, each of the directors not present signs a written waiver or notice, a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records and made a part of the minutes of the meeting.

         Section 10.6. Quorum. Except where the vote of seventy-five percent (75%) of the directors is required to take action as hereinafter provided in this Section 10.6, a majority of the authorized number of directors shall constitute a quorum of the Board for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, provided, however, that the affirmative vote of seventy-five percent (75%) of the Board of Directors shall be required in order to do or make any of the following acts or decisions:

                  (a) Declare any dividend or authorize any other distribution to the shareholders of the corporation.

                  (b) Sell, exchange, convey, lease, or otherwise dispose of assets of the corporation in other than ordinary course of the operation of the business of the corporation, in any calendar year the value of which in the aggregate shall exceed five percent (5%) of the Shareowners' Equity of the Corporation.

                  (c) Authorize the issuance or sale of any unissued shares of stock of the corporation.

                  (d) Authorize or grant any option for the purchase of any unissued shares of stock of the corporation.

                  (e)      Appoint an Executive Committee.

                  (f)      Amend these By-Laws.

                  (g) Change the number of directors pursuant to Article Fourth of the Articles of Incorporation.

                  (h) Hold any meeting of the Board of Directors at a place other than the principal office of the corporation for the transaction of business, specified in Section 1.1 hereof.

         Section 10.7. Consent in Writing. Any action required or permitted to be taken by the Board of Directors under the General Corporation Law of the State of California may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such Directors.


                                   Article XI
                                SUNDRY PROVISIONS

         Section 11.1. Instruments in Writing. All checks, drafts, demands for money and notes of the corporation, and all written contracts of the corporation, shall be signed by such officer or officers, agent or agents, as the Board of Directors may from time to time by resolution designate. No officer, agent, or employee of the corporation shall have power to bind the corporation by contract or otherwise unless authorized to do so by these By-Laws or by the Board of Directors.

         Section 11.2. Fiscal Year. The fiscal year of this corporation shall begin on the lst day of January of each year and end on the 31st day of December of the same year.

         Section  11.3.  Shares  Held  by  the  Corporation.   Shares  in  other
corporations standing in the name of this corporation may be voted or represented and all rights incident thereto may be exercised on behalf of this corporation by any officer of this corporation authorized so to do by resolution of the Board of Directors.

         Section 11.4. Certificates of Stock. There shall be issued to each holder of fully paid shares of the capital stock of the corporation a certificate or certificates for such shares. Every such certificate shall be either (a) signed by the President or a Vice President and the Secretary or an Assistant Secretary of the corporation and countersigned by a transfer agent of the corporation (if the corporation shall then have a transfer agent), and registered by a registrar of the shares of capital stock of the corporation (if the corporation shall then have a registrar); or (b) authenticated by facsimiles of the signatures of the President and Secretary of the corporation or by a facsimile of the signature of the President and the written signature of the Secretary or an Assistant Secretary and countersigned by a transfer agent of the corporation and registered by a registrar of the shares of the capital stock of the corporation. The countersignature by a transfer agent may be made by facsimile signature subject to approval by the New York Stock Exchange if each certificate bearing such facsimile signature of a transfer agent is registered by the written signature of a bank or trust company as registrar and if the transfer agent authorized to use such facsimile signature shall indemnify this corporation from all loss arising out of any act done in reliance upon the authenticity of any such facsimile signature resembling or purported to be such facsimile signature.

         Section 11.5 Lost Certificates. The Board of directors may by resolution provide that in the event any certificate or certificates for shares of the capital stock of the corporation shall be alleged to have been lost or destroyed, no new certificate or certificates shall be issued in lieu thereof until an indemnity bond in such form and in such amount as shall be approved by the President or a Vice President of the corporation shall have been furnished. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates as it shall in its discretion deem appropriate.

         Section 11.6. Certification and Inspection of By-Laws. The corporation shall keep in its principal office for the transaction of business the original or a copy of these By-Laws as amended or otherwise altered to date, certified by the Secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

         Section 11.7. Annual Report. The annual report to shareholders referred to in Section 3006 of the California Corporations Code is hereby expressly dispensed with.


                                   Article XII
                     CONSTRUCTION OF BY-LAWS WITH REFERENCE
                              TO PROVISIONS OF LAW

         Section 12.1. By-Law Provisions Additional and Supplemental to Provisions of Law. All restrictions, limitations, requirements and other provisions of these By-Laws shall be construed, insofar as possible, as supplemental and additional to all provisions of law applicable to the subject matter thereof and shall be fully complied with in addition to the said provisions of law unless such compliance shall be illegal.

         Section 12.2 By-Law Provisions Contrary to or Inconsistent with Provisions of Law. Any article, section, subsection, subdivision, sentence, clause or phrase of these By-Laws which, upon being construed in the manner provided in Section 12.1 hereof, shall be contrary to or inconsistent with any applicable provision of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these By-Laws, it being hereby declared that these By-Laws would have been adopted and each article, section, subsection, subdivision, sentence, clause, or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.


                                  Article XIII

         This Article deleted and stricken from the By-Laws at time of corporate reorganization, July 3, 1961.


                                   Article XIV
                    ADOPTION, AMENDMENT OR REPEAL OF BY-LAWS.

         Section 14.1. By Shareholders. By-Laws may be adopted, amended or repealed by the vote or written assent of shareholders entitled to exercise four-fifths of the voting power of the corporation.

         Section 14.2. By the Board of Directors. Subject to the right of shareholders to adopt, amend, or repeal By-Laws, By-Laws other than a By-Law or amendment thereof (a) changing the authorized number of directors or (b) changing, amending, repealing or in any way modifying the provisions of Section
10.6 of Article X or this Article XIV may be adopted, amended or repealed by the affirmative vote of seventy-five percent (75%) of the Board of Directors. A By-Law adopted by the shareholders may limit or restrict the power of the Directors to adopt, amend or repeal By-Laws, or may deprive them of the power.


                                   Article XV
                                 INDEMNIFICATION

         Section 15.1. Indemnification of Directors and Officers. Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, formal or informal, whether brought in the name of the corporation or otherwise and whether of a civil, criminal, administrative or investigative nature (hereafter a "proceeding"), by reason of the fact that he or she, or a person of

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whom he or she is the legal  representative,  is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation or other enterprise, including employee benefit plans, whether the basis of such proceeding is an alleged action or inaction in an official or other capacity while serving as a director or officer, shall, subject to any agreement between the corporation and such person, be indemnified and held harmless by the corporation to the fullest extent permissible under California law and the corporation's Articles of Incorporation, against all costs, charges, expenses, liabilities, and losses including attorneys' fees, judgments, fines, ERISA excise taxes or penalties, and amounts paid or to be paid in settlement (hereafter, collectively,
"losses"), reasonably incurred or suffered by such person in connection therewith. Such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that (a) the corporation shall
indemnify  any  such  person  seeking   indemnification  in  connection  with  a
proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of the corporation; (b) the
corporation  shall  indemnify  any  such  person  seeking   indemnification   in
connection with a proceeding (or part thereof) other than a proceeding by or in the name of the corporation to procure a judgment in its favor only if any settlement of such a proceeding is approved in writing by the corporation; (c) no such person shall be indemnified (i) except to the extent that the aggregate of losses to be indemnified exceeds the amount of such losses paid pursuant to any directors' and officers' liability insurance policy maintained by the corporation; (ii) on the account of any suit in which judgment is rendered against such person for an accounting of profits made from the purchase or sale by such person of securities of the corporation pursuant to the provision of
Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; (iii) if a court of competent jurisdiction finally determines that any indemnification hereunder is unlawful; and (iv) as to circumstances in which indemnity is expressly prohibited by Section 317 of the California General Corporation Law (the "Law") and (d) that no such person shall be indemnified with regard to any action brought by or in the right of the corporation for breach of duty to the corporation and its shareholders for (i) acts or omissions involving intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that the director or officer believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director or officer; (iii) any transaction from which the director or officer derived an improper personal benefit; (iv) acts or omissions that show a reckless disregard for the director's or officer's duty to the corporation or its shareholders where the director or officer was aware, or should have been aware, of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention amounting to an abdication of the director's or officer's duties to the corporation or its shareholders; and (vi) for losses arising under Section 310 or 316 of the Law. The right to indemnification herein conferred shall be a contract right and shall include the right to be paid by the corporation
expenses   incurred  in  defending  any  proceeding  in  advance  of  its  final disposition; provided, however, that if the Law requires the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, such advances shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts to the corporation if it shall be ultimately determined that such person is not entitled to be indemnified.

         Section 15.2. Indemnification of Employee and Agents. A person who was or is a party or is threatened to be made a party to or is involved in any proceeding by reason of the fact that he or she is or was an employee or agent of the corporation or is or was serving at the request of the corporation as an employee or agent of another corporation or other enterprise, including employee benefit plans, whether the basis of such action is an alleged action or inaction in an official or other capacity while serving as an employee or agent, may, subject to any agreement between the corporation and such person, be indemnified and held harmless by the corporation to the fullest extent permitted by California law and the corporation's Articles of Incorporation, against all loses as defined above reasonably incurred or suffered by such person in connection therewith. The immediately preceding sentence is not intended to be and shall not be considered to confer a contract right on any employee or agent (other than directors and officers) of the corporation.

         Section 15.3. Right of Directors and Officers to Bring Suit. If a claim under Section 15.1 of this Article is not paid in full by the corporation within 30 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and,

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

if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. Neither the failure of corporation (including its Board, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is permissible in the circumstances because he or she has met the applicable standard of conduct, if any, nor an actual determination by the corporation (including its Board, independent legal counsel, or its shareholders) that the claimant has not met the applicable standard of conduct, shall be a defense to the action or create a presumption for the purpose of an action that the claimant has not met the applicable standard of conduct.

         Section 15.4 Successful Defense. Notwithstanding any other provision of this Article, to the extent that a director or officer has been successful on the merits or otherwise (including the dismissal of an action without prejudice or the settlement of a proceeding or action without admission of the liability) in defense of any proceeding referred to in Section 5.1 or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred in connection therewith.

         Section 15.5. Non-Exclusivity of Rights. The right to indemnification provided by this Article shall not be exclusive of nor limit any other right which any person may have or hereafter acquire under any statute, by-law, agreement, vote of shareholders, or disinterested directors or otherwise.

         Section 15.6. Insurance. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee, or agent of the corporation or another corporation, or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the law.

         Section 15.7 Expenses as a Witness. To the extent that any director, officer, employee, or agent of the corporation is by reason of such position, or a position with another entity at the request of the corporation, a witness in any action, suit or proceeding, he or she shall be indemnified against all costs and expenses actually and reasonably incurred by him or her on his or her behalf in connection therewith.

         Section 15.8. Indemnity Agreements. The corporation may enter into agreements with any director, officer, employee, or agent of the corporation or any person who serves at the request of the corporation as a director, officer, employee, or agent of another corporation or other enterprise, providing for indemnification to the fullest extent permissible under the Law and the corporation's Articles of Incorporation.

         Section 15.9. Separability. Each and every paragraph, sentence, term and provision of this Article is separate and distinct so that if any paragraph, sentence, term or provision hereof, shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of any other paragraph, sentence, term or provision hereof. To the extent required, any paragraph, sentence, term or provision of this Article may be modified by a court of competent jurisdiction to preserve its validity and to provide the claimant with, subject to the limitations set forth in this Article and any agreement between the corporation and claimant, the broadest possibly indemnification permitted under applicable law.

         Section  15.10.  Effect  of  Repeal  or  Modification.  Any  repeal  or modification of this Article shall not adversely affect any right of indemnification of a director or officer existing at the time of such repeal or modification with respect to any action or omission occurring prior to such repeal or modification.

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